Supplement dated April 25, 2023 to the Prospectus and Summary Prospectus of the Loomis Sayles Growth Fund, dated February 1, 2023, as may be revised and supplemented from time to time.

LOOMIS SAYLES GROWTH FUND

The Board of Trustees of Loomis Sayles Funds II, upon the recommendation of Natixis Distribution, LLC and Loomis, Sayles & Company, Inc., has approved the re-opening of the Loomis Sayles Growth Fund to new investors. Effective April 25, 2023, the Loomis Sayles Growth Fund will begin accepting orders for the purchase of shares from new investors.

Accordingly, all references to the Loomis Sayles Growth Fund being closed to new investors are hereby removed from the Prospectus and Summary Prospectus.